UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2015

THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

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Item 7.01 Regulation FD Disclosure	1
SIGNATURES	3

Item 7.01.	Regulation FD Disclosure.

Full Year 2015 Guidance

In connection with its announced acquisition of Dun & Bradstreet Credibility Corp. (“DBCC”), Dun & Bradstreet today reaffirmed its underlying financial guidance, before taking into account the acquisition of DBCC, for the full year 2015:

•	As Adjusted revenue growth 2% to 5%, before the effect of foreign exchange;
•	As Adjusted operating income of (2%) to 2%;
•	As Adjusted diluted EPS of (3%) to 1%; and
•	Free cash flow of $255 million to $285 million, which excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations.

As a result of our announced agreement to acquire DBCC, assuming the acquisition closes as expected during May of 2015, our updated financial guidance for the full year 2015 would be:

•	As Adjusted revenue growth 6% to 9%, before the effect of foreign exchange;
•	As Adjusted operating income of flat to 4%;
•	As Adjusted diluted EPS of (3%) to 1%; and
•	Free cash flow of $255 million to $285 million, which excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations.

Dun & Bradstreet does not provide guidance on a GAAP basis because Dun & Bradstreet is unable to predict, with reasonable certainty, the future movement of foreign exchange rates or the future impact of non-core gains and charges, such as restructuring charges, legacy tax matters, and the Company’s ongoing China investigation, which are a component of the most comparable financial measures calculated in accordance with GAAP. Non-core gains and charges are uncertain and will depend on several factors, including industry conditions, and could be material to Dun & Bradstreet’s results computed in accordance with GAAP.

For further information about the proposed acquisition, please refer to the press release we issued today, which is also being furnished on a separate Current Report on Form 8-K.

Use of Non-GAAP Financial Measures

Effective January 1, 2015, in addition to reporting GAAP results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an “As Adjusted” basis. The term “As Adjusted” results refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our “As Adjusted” basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Management reviews operating results on an “As Adjusted” basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an “As Adjusted” basis and a significant percentage weight is placed upon performance on an “As Adjusted” basis in determining whether performance objectives have been achieved.

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Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company’s underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. In addition, we monitor free cash flow as a measure of our business.  We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles.  We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors.

Forward-Looking and Cautionary Statements

The statements in this Current report on Form 8-K that do not relate to historical facts are forward-looking statements and include, without limitation, our financial guidance.  Forward-looking statements are inherently uncertain and are subject to a number of risks and uncertainties that could cause actual results and outcomes to be materially different from those indicated by the forward-looking statements. These risks and uncertainties include, among others, (i) reliance on third parties to support critical components of our business model; (ii) our ability to protect our information technology infrastructure against cyber attack and unauthorized access; (iii) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (iv) customer demand for our products; (v) the successful implementation of our business strategy; (vi) the integrity and security of our global database and data centers; (vii) our ability to maintain the integrity of our brand and reputation and to successfully achieve our plan to modernize our Dun & Bradstreet brand; (viii) our ability to renew large contracts and the related revenue recognition and timing thereof; (ix) the impact of macro-economic challenges on our customers and vendors; (x) future laws or regulations with respect to the collection, compilation, storage, use and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xi) our ability to acquire and successfully integrate other businesses, products and technologies; (xii) adherence by third-party members of our D&B Worldwide Network, or other third parties who license and sell under the Dun & Bradstreet name, to our quality standards and to the renewal of their agreements with Dun & Bradstreet; (xiii) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to collect, compile, store, use, transfer cross-border and/or publish data; and (xiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission. Dun & Bradstreet cautions that the foregoing list of important risk factors is not complete and except as otherwise required by federal securities laws does not undertake any obligation to update any forward-looking statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General Counsel and Assistant Corporate Secretary

DATE: April 27, 2015

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